Exhibit 99.1

News Release

Nucor Announces Early Tender Results of Previously Announced Private Exchange Offers

CHARLOTTE, N.C. – December 3, 2020 - Nucor Corporation (NYSE: NUE) (“Nucor” or the “Company”) today announced the early tender results of its previously announced offers (each, an “Exchange Offer,” and, collectively, the “Exchange Offers”) to certain Eligible Holders (as defined in the Offering Memorandum (as defined below)) to exchange certain of the Company’s outstanding debt securities listed in the table below (collectively, the “Existing Notes”) for consideration consisting of up to $650,000,000 aggregate principal amount (the “New Notes Issuance Limit”) of the Company’s new Notes due 2055 (the “New Notes”) and cash, the complete terms and conditions of which are set forth in an offering memorandum, dated November 18, 2020 (the “Offering Memorandum”), and the related letter of transmittal, dated November 18, 2020 (together with the Offering Memorandum, the “Offering Documents”).

Documents relating to the Exchange Offers have been and will be made available only to holders of the Existing Notes that have completed or will complete and have returned or will return the letter of eligibility confirming that they are Eligible Holders. Holders of the Existing Notes may complete and submit an eligibility certification online at www.dfking.com/nucor or contact D.F. King & Co., Inc. (“D.F. King”), the exchange agent and the information agent for the Exchange Offers, at (800) 761-6521 (U.S. Toll Free), (212) 269-5550 (Collect) or nucor@dfking.com.

Based on information provided by D.F. King, the following aggregate principal amount of each series of Existing Notes has been validly tendered, and not validly withdrawn, as of 5:00 p.m., New York City time, on December 2, 2020 (the “Early Participation Deadline”):

CUSIP No.	Title of Security	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered by Early Participation Deadline	Principal Amount Expected to be Accepted
670346AH8	6.400% Notes due 2037	$650,000,000	1	$106,569,000	$106,569,000
670346AN5	5.200% Notes due 2043	$500,000,000	2	$161,803,000	$161,803,000
670346AQ8	4.400% Notes due 2048	$500,000,000	3	$170,781,000	$170,781,000

Subject to the terms and conditions of the Exchange Offers, Nucor will accept for exchange the Existing Notes of any series validly tendered, and not validly withdrawn, in the Exchange Offers in accordance with the applicable “Acceptance Priority Level” (in numerical priority order) of such series as set forth in the table above (each, an “Acceptance Priority Level”), with Acceptance Priority Level 1 being the highest priority level. Subject to the New Notes Issuance Limit, each series of Existing Notes validly tendered in the Exchange Offers that has a higher Acceptance Priority Level will be accepted for exchange before any series of Existing Notes validly tendered in the Exchange Offers that has a lower Acceptance Priority Level. If the remaining available portion of the New Notes Issuance Limit is not adequate to permit the acceptance for exchange of all of the

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

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Nucor Announces Early Tender Results of Previously Announced Private Exchange Offers

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validly tendered Existing Notes of a series having a particular Acceptance Priority Level, Nucor will allocate such available New Notes Issuance Limit among the aggregate principal amount of the validly tendered Existing Notes of such series on a pro rata basis, and any series of validly tendered Existing Notes having a lower Acceptance Priority Level than at which proration occurs will not be accepted for exchange. All Existing Notes validly tendered for exchange at or prior to the Early Participation Deadline and which have not been validly withdrawn will have priority over Existing Notes that are tendered for exchange after the Early Participation Deadline, regardless of Acceptance Priority Levels.

The withdrawal deadline, which was 5:00 p.m., New York City time, on December 2, 2020, for the Exchange Offers has passed. In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law.

The Exchange Offers will expire at 11:59 p.m., New York City time, on December 16, 2020, unless extended by Nucor (such date and time, as it may be extended, the “Expiration Date”). The pricing terms for the Exchange Offers are scheduled to be determined at 10:00 a.m., New York City time, on December 3, 2020.

The completion of each Exchange Offer is subject to, and conditioned upon, the satisfaction or waiver of certain conditions as set forth in the Offering Memorandum, including the absence of certain adverse legal and market developments. The complete terms of the Exchange Offers are described in the Offering Documents. Subject to applicable law, Nucor may amend, extend or terminate each Exchange Offer individually at any time prior to the Expiration Date.

If and when issued, the New Notes will not have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Accordingly, the New Notes may not be offered or sold in the United States or to any U.S. persons absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state securities laws. Nucor will enter into a registration rights agreement with respect to the New Notes providing for certain registration rights with respect to the New Notes as described in the Offering Memorandum.

This news release is not an offer to sell, or a solicitation of an offer to buy, any security. The Exchange Offers are being made solely by the Offering Documents and only to such persons and in such jurisdictions as is permitted under applicable law.

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com

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Nucor Announces Early Tender Results of Previously Announced Private Exchange Offers

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About Nucor

Nucor and its affiliates are manufacturers of steel and steel products, with operating facilities in the United States, Canada and Mexico. Products produced include: carbon and alloy steel — in bars, beams, sheet and plate; hollow structural section tubing; electrical conduit; steel piling; steel joists and joist girders; steel deck; fabricated concrete reinforcing steel; cold finished steel; precision castings; steel fasteners; metal building systems; steel grating; and wire and wire mesh. Nucor, through The David J. Joseph Company, also brokers ferrous and nonferrous metals, pig iron and hot briquetted iron / direct reduced iron; supplies ferro-alloys; and processes ferrous and nonferrous scrap. Nucor is North America’s largest recycler.

Forward-Looking Statements

Certain statements contained in this news release are “forward-looking statements” that involve risks and uncertainties. The words “anticipate,” “believe,” “expect,” “project,” “may,” “will,” “should,” “could” and similar expressions are intended to identify those forward-looking statements. These forward-looking statements reflect the Company’s best judgment based on current information, and, although the Company bases these statements on circumstances that it believes to be reasonable when made, there can be no assurance that future events will not affect the accuracy of such forward-looking information. As such, the forward-looking statements are not guarantees of future performance, and actual results may vary materially from the projected results and expectations discussed in this news release. Factors that might cause the Company’s actual results to differ materially from those anticipated in forward-looking statements include, but are not limited to: (1) competitive pressure on sales and pricing, including pressure from imports and substitute materials; (2) U.S. and foreign trade policies affecting steel imports or exports; (3) the sensitivity of the results of Nucor’s operations to prevailing steel prices and changes in the supply and cost of raw materials, including pig iron, iron ore and scrap steel; (4) market demand for steel products, which, in the case of many of Nucor’s products, is driven by the level of nonresidential construction activity in the United States, as well as prevailing domestic prices for oil and gas; (5) energy costs and availability; and (6) the impact of the COVID-19 pandemic. These and other factors are discussed in Nucor’s regulatory filings with the Securities and Exchange Commission, including those in “Item 1A. Risk Factors” of Nucor’s Annual Report on Form 10-K for the year ended December 31, 2019 and in “Item 1A. Risk Factors” of Nucor’s Quarterly Reports on Form 10-Q for the quarters ended April 4, July 4 and October 3, 2020. The forward-looking statements contained in this news release speak only as of this date, and Nucor does not assume any obligation to update them, except as may be required by applicable law.

Contact Information

For Investor/Analyst Inquiries - Paul Donnelly, 704-264-8807, or Gregg Lucas, 704-972-1841

For Media Inquiries - Katherine Miller, 704-353-9015

Nucor Executive Offices: 1915 Rexford Road, Charlotte, North Carolina 28211

Phone 704-366-7000 Fax 704-362-4208 www.nucor.com